UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      December 13, 2006
                                                      --------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-21995                                           06-1419064
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(Commission File Number)                       (IRS Employer Identification No.)

           15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                      06880-4214
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)

Robert E. Malachowski
---------------------

         On December 13, 2006, the Board of Directors of First Aviation Services, Inc. (the "Company") designated Robert E. Malachowski to serve as the principal financial officer of the Company, effective December 13, 2006 for the purpose of performing such functions as are contemplated to be performed by a principal financial officer.

         Mr. Malachowski has served as Secretary of the Company since October 2006, and as the Company's Director of Financial Reporting since January 2004. From April 2000 until January 2004, Mr. Malachowski served as Financial Consultant at Robert Half International Management Resources, which involved providing financial and accounting support to large corporate and smaller private companies on an individual basis and as part of financial management consulting teams.

         Mr. Malachowski is currently employed at-will at a base salary of $85,000 per year. Mr. Malachowski is also eligible for a bonus at the discretion of the Board and receives benefits consistent with other salaried employees of the Company.

Bobbie Espitia
--------------

         Also on December 13, 2006, the Board of Directors of the Company designated Bobbie Espitia to serve as the principal accounting officer of the Company, effective December 13, 2006 for the purpose of performing such functions as are contemplated to be performed by a principal accounting officer.

         Ms. Espitia has served as Vice President of Finance - Controller of Aerospace Products International Inc., a wholly-owned subsidiary of the Company ("API") since July 2004 and as Vice President - Material Management of API since May 2006. Ms. Espitia served as Controller of API from June 2003 until July 2004 and as Assistant Controller of API from June 2001 until June 2003.

         Ms. Espitia is currently employed at-will at a base salary of $121,683 per year. Ms. Espitia is also eligible for a bonus at the discretion of the Board and receives benefits consistent with other salaried employees of the Company.













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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST AVIATION SERVICES INC.


                                            By:     /s/  Robert Malachowski
                                                  ------------------------------
                                                  Name:  Robert Malachowski
                                                  Title: Secretary




Date:  December 19, 2006








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